UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2010

NATIONAL INTELLIGENCE ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-163628	27-0310225
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1800 Ravinia Place Orland Park, IL 60462
(Address of principal executive offices)
(312) 775-9700
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consulting Agreements

(1)

Farrell Consulting Agreement

On June 17, 2010, National Intelligence Association, Inc., a Nevada corporation, (the "Company") entered into a Consulting Agreement with Greg Farrell, (“Farrell”) an individual. Pursuant to the terms and conditions of the Consulting Agreement, Farrell shall assist the Company by lobbying to government agencies in order to gain new service contracts for the Company, for a period of 2 years. In exchange, the Company shall issue Farrell 200,000 restricted shares of its Common Stock.

The foregoing summary description of the terms of the Farrell Consulting Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Consulting Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

(2)

Reininger Consulting Agreement

On June 17, 2010, the Company entered into a Consulting Agreement with William Reininger, (“Reininger”) an individual. Pursuant to the terms and conditions of the Consulting Agreement, Reininger shall assist the Company with the business development for a period of two years. In exchange, the Company shall issue Reininger 500,000 restricted shares of its Common Stock.

The foregoing summary description of the terms of the Reininger Consulting Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Consulting Agreement, this reference is made to such agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by this reference.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Consulting Agreement between National Intelligence Association, Inc. and Greg Farrell dated June 17, 2010
10.2	Consulting Agreement between National Intelligence Association, Inc. and William Reininger dated June 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INTELLIGENCE ASSOCIATION, INC.

Dated: June 21, 2010	By:	/s/ James J. Miller
James J. Miller
Chief Executive Officer

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